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                                                              Exhibit No. 10(ix)



                              CONSULTING AGREEMENT
                              --------------------

         THIS CONSULTING AGREEMENT (this "Agreement"), dated as of February 28 , 2001, between FanZ Enterprises, Inc., a Delaware corporation(together with its successors and assigns permitted under this Agreement, the "Company"), and Michael J. Wurtsbaugh, an individual residing at 121 Parkland, Avenue, St. Louis, Missouri 63122, (the "Consultant").

                              W I T N E S S E T H:

         WHEREAS, the Consultant and the Company have entered into a Confidentiality Agreement dated as of the 1st day of February, 2001 (the "Confidentiality Agreement"); and

         WHEREAS, the Company and the Consultant desire to enter into a consulting arrangement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Consultant (individually, a "Party" and together, the "Parties") agree as follows:

         1. CONSULTING. The Company hereby engages the Consultant, and the Consultant hereby agrees to serve the Company, as its consultant on the terms and conditions set forth herein and subject to the terms and conditions of the Confidentiality Agreement. During the Consulting Term (as defined below), the Consultant will have access to the personnel and facilities of the Company as deemed necessary by the Consultant.

         2. TERM. The term of this Agreement shall begin on the date hereof and shall continue until the occurrence of any of the following: (i) the closing by the Company of its public offering for a minimum of Ten Million Dollars ($10,000,000) in equity; (ii) the date upon which the Company shall notify the Consultant in writing that it has abandoned its public offering; (iii) the employment agreement between the Consultant and the Company becomes effective; or (iv) the termination of this Agreement as provided in Section 5. The term of this Agreement as provided for in this Section 2 shall be referred to in this Agreement as the "Consulting Term").

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         3. POSITION AND DUTIES; PLACE OF PERFORMANCE.

                (a) The Consultant shall provide such consulting services to the Company as are reasonably requested by the Company from time to time.

                (b) The Consultant shall devote such time to performing services hereunder as the Consultant and the Company may mutually agree from time to time.

         4. CONSIDERATION. The Consultant shall be entitled to an Option to purchase up to 500,000 shares of the Company' Common stock on the terms and conditions of that certain Option Agreement dated as of the date hereof and attached hereto as Exhibit A.

         5. TERMINATION OF CONSULTING. The Company at the Company's sole discretion may terminate the Consultant's consulting.

         6. ASSIGNABILITY; BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that no rights and/or obligations of the Consultant under this Agreement may be assigned or transferred by the Consultant. The rights and/or obligations of the Company may be freely assigned by the Company to any entity now existing or created in the future that is owned in part or in whole by either or both of the current Members of the Company.

         7. ENTIRE AGREEMENT. Except to the extent otherwise provided herein, this Agreement, the Option Agreement, and the Confidentiality Agreement, contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements, whether written or oral, between the Parties concerning the subject matter hereof.

         8. AMENDMENT OR WAIVER. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by both the Consultant and an authorized officer of the Company. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Consultant or an authorized officer of the Company, as the case may be.

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         9. SEVERABILITY. In the event that any provision or portion of this
Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         10. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of the Consultant's consulting with the Company to the extent necessary to the intended preservation of such rights and obligations as described in this Agreement.

         11. GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of Delaware, without reference to principles of conflict of laws.

         12. NOTICES. Any notice given to either party shall be in writing and shall be deemed to have been given when delivered personally or one (1) day after having been sent by overnight courier service or three (3) days after having been sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give such notice of:

If to the Company:          FanZ Enterprises, Inc.
                            5419 Cayman Drive
                            Suite 100
                            Carmel, IN 46033
                            Facsimile No.:  978/383-8296
                            Attention:  Frederick L. McDonald II

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With a copy to:            Benesch, Friedlander,
                           Coplan & Aronoff LLP
                           2300 BP Tower
                           200 Public Square
                           Cleveland, Ohio 44114
                           Telephone No.(216)363-4500
                           Facsimile No.(216)363-4588
                           Attention:  James M. Hill

If to the Consultant:      Michael J. Wurtsbaugh
                           121 Parkland, Avenue
                           St. Louis, Missouri 63122
                           Telephone No. (314)822-2955
                           Facsimile No.:(561)658-3212
                           Attention: Michael J. Wurtsbaugh

With a copy to:            --------------------------------------

                           --------------------------------------

                           --------------------------------------
                           Facsimile No.:
                                         ------------------------
                           Attention:
                                     ----------------------------

         13. HEADINGS. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


               [Remainder of This Page Intentionally Left Blank.]


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         IN WITNESS WHEREOF, the Parties have executed this CONSULTING AGREEMENT as of the date and year first above written.

                                        FANZ ENTERPRISES, INC.


                                        By:  /s/ Frederick L. McDonald, II
                                           -------------------------------
                                        Its:  President
                                            ------------------------------


                                        CONSULTANT:
                                        MICHAEL J. WURTSBAUGH


                                        /s/ Michael J. Wurtsbaugh
                                        ----------------------------------